Basis of Presentation and Summary of Significant Accounting Policies - Schedule of Dilutive Common Stock Equivalents (Details) (Parenthetical) - Convertible Notes Payable One [Member] - USD ($)	9 Months Ended
	Sep. 30, 2020	Sep. 30, 2019
Common stock issuable upon conversion, shares	5,762,056	8,050,000
Common stock issuable upon conversion	$ 1,152,411	$ 805,000
Common stock issuable upon conversion, price per share	$ 0.20	$ 0.10
Beneficial ownership limitations percentage	9.99%	4.99%